                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

|X|      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12


                        RAPTOR NETWORKS TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1. Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         2. Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         4. Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         5. Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fees paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:

--------------------------------------------------------------------------------
     2. Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3. Filing Party:

--------------------------------------------------------------------------------
     4. Date Filed:

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                                      -1-

                        RAPTOR NETWORKS TECHNOLOGY, INC.

                           1241 E. Dyer Rd., Suite 150
                           Santa Ana, California 92705
                             ______________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2007

To the shareholders of Raptor Networks Technology, Inc.:

         The Annual Meeting of Shareholders of Raptor Networks Technology, Inc. (the "Company") will be held at the Company's executive offices at 1241 E. Dyer Rd., Suite 150, Santa Ana, California 92705, on April 30, 2007 at 8:00 A.M. Pacific Time, for the following purposes:

         1. To elect three persons to serve as directors of the Company (the nominees for election to our Board of Directors are named in the attached Proxy Statement, which is part of this Notice);

         2. To approve an amendment to the Company's Articles of Incorporation to increase the authorized level of its common stock by 90,000,000 shares, from 110,000,000 shares to 200,000,000 shares;

         3. To ratify the appointment of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending December 31, 2007; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on March 23, 2007, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

         All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please sign the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting. If you return your proxy card, you may nevertheless attend the Annual Meeting and vote your shares in person.

                                        By Order of the Board of Directors,

                                        RAPTOR NETWORKS TECHNOLOGY, INC.


                                        ----------------------------------
                                        Bob van Leyen,
                                        Chief Financial Officer and Secretary

                        RAPTOR NETWORKS TECHNOLOGY, INC.

                           1241 E. Dyer Rd., Suite 150
                           Santa Ana, California 92705
                             ______________________

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2007
                             ______________________

                                 PROXY STATEMENT
                            ________________________

                             SOLICITATION OF PROXIES

         The accompanying proxy is solicited by the Board of Directors of Raptor Networks Technology, Inc. (the "Company," or "we," "us," "our"), for use at our Annual Meeting of Shareholders to be held at our executive offices at 1241 E. Dyer Rd., Suite 150, Santa Ana, California 92705, on April 30, 2007, at 8:00 A.M. Pacific Time, and at any and all adjournments or postponements thereof. Shareholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to the Company. All shares represented by each properly executed and unrevoked proxy received in advance of the Annual Meeting, and that are not revoked, will be voted in the manner specified therein, and if no direction is indicated, "for" each of the proposals described on the proxy card.

         Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to our Secretary, by submitting prior to or at the Annual Meeting a later dated proxy executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

         Any shareholder who would like to vote in person at the Annual Meeting and owns shares in street name should inform his/her broker of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification such as a driver's license or passport in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Raptor Networks Technology, Inc., stock as of the record date. Upon submission of proper identification and ownership documentation, we will be able to verify ownership of our common stock and admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his/her shares at the Annual Meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder's vote will not be counted unless he/she appears at the Annual Meeting and votes in person.

         Our Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this Proxy Statement and specified in the Notice of Meeting. So far as is known to our Board of Directors, no other matters are to be brought before the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

         This Proxy Statement, the accompanying proxy card and our latest Annual Report on Form 10-KSB are being mailed to our shareholders on or about March [30], 2007. We will bear the cost of soliciting proxies. The solicitation will be made by mail and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. Our regular employees, who will not receive additional compensation for the solicitation, will make such further solicitations.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only holders of record of the 54,759,897 shares of our common stock outstanding at the close of business on March 23, 2007, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Each share of common stock is entitled to one vote on all matters to be voted on by shareholders. Under Colorado law, our Articles of Incorporation and our Bylaws, the holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on each matter, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present with respect to a matter, the Annual Meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Annual Meeting. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

         An "abstention" is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

         Assuming a quorum is present, for Proposal No. 1 (the election of directors) the nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect. In matters other than election of directors, assuming that a quorum is present for each matter, the matter will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter. In such matters, abstentions and broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote. Each shareholder will be entitled to one vote, in person or by proxy, for each share of common stock held of record on the record date. Votes cast at the meeting will be tabulated by the person or persons appointed by the Company to act as inspectors of election for the meeting.

RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS

         Our Board of Directors recommends that our shareholders vote "for" each of the proposals described in this Proxy Statement and the accompanying Notice of Meeting.

         THE PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 5, 2007, certain information with respect to the beneficial ownership of our stock by (i) each of our Named Executive Officers, (ii) each of our directors, (iii) each person known to us to be the beneficial owner of more than 5% of each class of our outstanding voting securities, and (iv) all of our directors and executive officers as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC"), and includes voting or investment power with respect to the securities. To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. Percentage of beneficial ownership is based on 54,759,897 shares of common stock outstanding as of March 5, 2007.


                                              NUMBER OF SHARES OF COMMON STOCK          PERCENT OF COMMON STOCK
NAME OF BENEFICIAL OWNER(1)                          BENEFICIALLY OWNED                   BENEFICIALLY OWNED
---------------------------                          ------------------                   ------------------
Thomas M. Wittenschlaeger                             3,233,333 (2)                           5.88%
Bob van Leyen                                           700,000 (3)                           1.27%
Albert Wong                                             377,778 (4)                               *
Ken Bramlett                                             66,667 (5)                               *
Larry L. Enterline                                       66,667 (6)                               *
All executive officers and directors as a
group (7 persons)                                     4,444,445 (7)                           7.98%

* Less than 1%.
__________________________

(1) Unless otherwise indicated, the address is c/o Raptor Networks Technology, Inc., 1241 E. Dyer Road, Suite 150, Santa Ana, California 92705.
(2) Thomas M. Wittenschlaeger is our President, Chief Executive Officer and Chairman of the Board. Includes 233,333 shares of common stock issuable upon the exercise of options which were exercisable as of March 5, 2007 or exercisable within 60 days after March 5, 2007.
(3) Bob van Leyen is our Chief Financial Officer and Secretary. Includes 300,000 shares of common stock issuable upon the exercise of options which were exercisable as of March 5, 2007 or exercisable within 60 days after March 5, 2007.
(4) Albert Wong is one of our directors. Includes 100,000 shares of common stock issuable upon the exercise of options which were exercisable as of March 5, 2007 or exercisable within 60 days after March 5, 2007. Also includes 138,889 shares of common stock and 138,889 shares underlying Series D Warrants held by DMK Investments, LLC, the power to vote or dispose of which is shared by Albert Wong and Lia Wong as Managers of DMK Investments, LLC.
(5) Ken Bramlett is one of our directors. Represents 66,667 shares of common stock issuable upon the exercise of options which were exercisable as of March 5, 2007 or exercisable within 60 days after March 5, 2007.
(6) Larry L. Enterline is one of our directors. Represents of 66,667 shares of common stock issuable upon the exercise of options which were exercisable as of March 5, 2007 or exercisable within 60 days after March 5, 2007.
(7) Represents 3,000,000 shares of common stock and 233,333 shares issuable upon the exercise of options held by Thomas M. Wittenschlaeger; 400,000 shares of common stock and 300,000 shares issuable upon the exercise of options held by Bob van Leyen; 100,000 shares issuable upon the exercise of options held by Albert Wong; 66,667 shares issuable upon the exercise of options held by Ken Bramlett; and 66,667 shares issuable upon the exercise of options held by Larry L. Enterline. Also includes 138,889 shares of common stock and 138,889 shares underlying Series D Warrants held by DMK Investments, LLC, the power to vote or dispose of which is shared by Albert Wong and Lia Wong as Managers of DMK Investments, LLC.

               DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

         Set forth below is certain information with respect to our directors, director nominees and executive officers.

NAME                         AGE       POSITION WITH COMPANY
----                         ---       ---------------------
Thomas Wittenschlaeger        49       Chief Executive Officer, President,
                                       Director and Chairman of the Board and
                                       Director Nominee
Bob van Leyen                 63       Chief Financial Officer and Secretary
Ken Bramlett                  47       Director and Director Nominee (1) (2)
Larry L. Enterline            54       Director and Director Nominee (1) (3)
Albert Wong                   58       Director (1) (4)
_________________
(1)      Member of the Audit, Nominating and Governance, and Compensation
         Committees.
(2)      Chairperson of the Nominating and Governance Committee.
(3)      Chairperson of the Audit Committee.
(4)      Chairperson of the Compensation Committee.

         Messrs. Bramlett, Enterline and Wong are "independent" directors as such term is defined in Rule 4200(a)(15) of the NASD listing standards.

         TOM M. WITTENSCHLAEGER, (age 49), is our Chief Executive Officer, President, a director and Chairman of the Board. Mr. Wittenschlaeger has accumulated more than twenty-two years of experience in the high technology products and services area, much of it in general management with leadership positions in operating units ranging in size from $3 million to $500 million in annual revenues. From 2002 to 2004, he was Senior Vice President of Corporate Development and Chief Technical Officer at Venturi Partners, Inc., a leading provider of information technology and professional staffing services nationwide. From 2000 to 2002, he was Senior Vice President and General Manager of ViaSat Satellite Networks, the commercial arm of ViaSat, Inc. He is a 1979 graduate of the U.S. Naval Academy in Annapolis, Maryland with a B.S. in electrical engineering and post-graduate work in nuclear engineering. He is also a graduate of the UCLA Executive Program in Business and co-founder of UCLA's Executive Program in Marketing. Mr. Wittenschlaeger has been our Chairman of the Board, President and Chief Executive Officer since March 15, 2004.

         LARRY L. ENTERLINE, (age 54), is one of our directors and Chairperson of the Audit Committee. In February 2006, Mr. Enterline was reappointed as the Chief Executive Officer of COMSYS IT Partners, Inc., a leading provider of information technology services, having previously served from December 2000 to September 2004 as the Chief Executive Officer of Venturi Partners, Inc. (the predecessor to COMSYS IT Partners prior to the September 2004 merger between Venturi Partners and COMSYS Holding, Inc.). Mr. Enterline has also served as a director of COMSYS IT Partners since the 2004 merger, previously having served as a director of Venturi Partners from December 2000 to March 2003 and as chairman of the board of Venturi Partners from April 2003 until the date of the merger. From 1989 to November 2000, Mr. Enterline served in various management roles with Scientific Atlanta, Inc., a leading national global manufacturer and supplier of cable network products, the last of which was Corporate Senior Vice President for Worldwide Sales and Service. He also held management positions in the marketing, sales, engineering and products areas with Bailey Controls Company and Reliance Electric Company from 1974 to 1989. Mr. Enterline brings decades of market-defining successes to our Board. Mr. Enterline is also a member of the board of directors of Concurrent Computer Corp. Mr. Enterline has been one of our directors since October 18, 2004.

         KEN BRAMLETT, (age 47), is one of our directors and Chairperson of the Nominating and Governance Committee. Mr. Bramlett has served as Senior Vice President and General Counsel of COMSYS IT Partners, Inc., since January 2006. Prior to that he served as a partner with the Charlotte, North Carolina law firm of Kennedy Covington Lobdell & Hickman, L.L.P. from March 2005 to December 2005. Mr. Bramlett is also a director of World Acceptance Corporation, where he has served on the board of directors since 1994. From 1996 to 2004, Mr. Bramlett served as Senior Vice President and General Counsel of Venturi Partners, Inc., a leading national provider of information technology and professional staffing services and from 1990 to 1996 as a partner with the law firm of Robinson, Bradshaw and Hinson, P.A. Mr. Bramlett brings 20 years of experience in corporate law and governance, public and private equity, and mergers and acquisitions to our Board. Mr. Bramlett has been one of our directors since December 2, 2004.

         ALBERT WONG, (age 58), is one of our directors and Chairperson of the Compensation Committee. Mr. Wong has more than twenty years of experience in the high-tech industry, from start-up phase to executive management. He is a co-founder of AST Research, a world class PC manufacturer founded in 1980, where he served as director, Chief Technology Officer & Executive Vice President from 1980 to 1989. Later, he founded AMKLY Systems, a producer of high performance PC and network servers. He was President & CEO of AMKLY through 1996. In October 1998, Mr. Wong was recruited by Clarion Co., Ltd. to start a North America research and development center. He served as director, President & CEO of Clarion Advanced Technology (later as Zandiant Technologies) until June 2003. Since June 2003, Mr. Wong has acted as a private investor. Mr. Wong has also served as a member of board of directors with Printrak International, a leading fingerprint identification company, Netsoft and InfoGation Corporation and served as an advisor to Express Manufacturing, Inc., a leading contract manufacturing company, from May 2002 until March 2006. Mr. Wong has been one of our directors since May 17, 2004.

                      BUSINESS EXPERIENCE OF KEY MANAGEMENT

         BOB VAN LEYEN, (age 63), is our Chief Financial Officer and Secretary. Mr. van Leyen has more than twenty-four years of experience working in the high-tech industry, holding various executive positions in finance, operations and general management. From 2002 to 2003, Mr. van Leyen served as a partner with Tatum CFO, L.L.C. where he provided financial and operational support to start-up companies in the high-tech industry. From 1999 to 2001, he was a divisional Chief Financial Officer at Wyle Electronics. During his twenty-four years of employment, Mr. van Leyen has managed extensive financial operations organizations in Europe, Asia, and the United States, providing financial support to operations. Mr. van Leyen attended the Dutch Institute of Chartered Auditors and holds a Dutch degree equivalent to a U.S. Bachelor's degree in Business Administration. Mr. van Leyen has served as our Chief Financial Officer and Secretary since September 29, 2003.

                     TERM OF OFFICE AND FAMILY RELATIONSHIPS

         All directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal. Executive officers are appointed by and serve at the discretion of our Board of Directors. There are no family relationships among our executive officers and directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         All of our manufacturing activities have been outsourced to Express Manufacturing Inc. ("EMI"), a subcontractor located in the same vicinity as our principal headquarters. EMI is owned and controlled by the in-laws of our director Albert Wong. Mr. Wong served as an advisor to the board of directors of EMI from May 2002 to April 2006, but has no direct financial interest in the company. We made no payments to EMI in the fiscal year ended December 31, 2003 and approximately $183,000, $143,000 and $51,000 in payments during fiscal years ended December 31, 2004, 2005 and 2006, respectively.

         We entered into a manufacturing agreement with EMI in November 2003, six months prior to Mr. Wong joining our Board of Directors. The agreement has never been modified or amended. We do not have any minimum purchase requirements under the agreement and the agreement does not create an exclusive relationship between us and EMI. The term of the agreement is one year, which automatically renews on an annual basis unless earlier terminated pursuant to terms of the agreement. The agreement may be terminated for convenience by either party upon providing the other party 180 days' prior written notice or by the non-defaulting party in an event of default. Prices are quoted to us by EMI on an order-by-order basis. We are required to provide EMI firm purchase orders at least 90 days prior to the scheduled delivery date. The prices quoted to us by EMI may be adjusted up or down subsequent to us submitting a firm purchase order based on a number of factors, including without limitation rescheduling, cancellations, engineering changes, specification changes and the cost of required supplies and materials. The costs charged to us by EMI may also increase if we provide EMI less than the required 90-day lead time. Payment terms are net 30 days after our receipt of an order.

         EMI's manufacturing activities for us consist of the insertion of chips on our printed circuit boards, testing of our equipment and final assembly of our products. We store our high-cost inventory at our principal headquarters and supply it to EMI as needed to meet our orders. Our low-cost inventory (such as component parts) are stored at EMI's warehouse at no additional cost to us so long as we continue to utilize EMI as our manufacturer. We currently conduct final systems testing at our principal headquarters, but we anticipate that this responsibility will be transferred to EMI sometime during 2007.

         All price quotes received by us from EMI must be reviewed and approved by both our operations department and our financing department prior to us placing any firm purchase order with EMI. Our management and operations team believe, based on their industry experience, that the prices quoted and charged to us by EMI are competitive within the industry given our low order quantities. We also engage in comparative manufacturing pricing analysis from time to time to ensure EMI's price quotes are in line with current market rates. We have no reason to believe that Mr. Wong's relationship with EMI has resulted in us being charged materially less or materially more than EMI would charge unaffiliated third parties for comparable services.

         In addition, during the year ended December 31, 2006, we sold several of our network switch products to EMI for a total amount of $44,801. The price paid by EMI for our products was in line with our commercial rates.

         Director Albert Wong is Manager and controlling shareholder of DMK Investments, LLC ("DMK"). In June 2004, DMK purchased 138,889 shares of our common stock, 138,889 Series C Warrants and 138,889 Series D Warrants. DMK purchased the common stock and warrants at the same price ($1.80 per unit, each unit consisting of one share of common stock, one Series C Warrant and one Series D Warrant) and on the same terms and conditions as all other investors in our June 2004 financing. The Series C Warrants had an original exercise price of $3.00 per share. On August 13, 2004, we amended the terms of the Series C Warrants to have an exercise price of $1.25 per share. The Series C Warrants subsequently expired on August 15, 2006 and no such warrants were exercised prior to their expiration. The Series D Warrants expire on June 1, 2009 and had an original exercise price of $3.50 per share. On December 12, 2005, we entered into an amendment with the holders of our Series D Warrants, including DMK, to reduce the exercise price of the Series D Warrants to $0.50 per share. The amendments to reduce the exercise price of both the Series C Warrants and the Series D Warrants were in each case unanimously approved by our Board of Directors.

                 BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

         During the fiscal year ended December 31, 2006, our Board of Directors held three meetings and there were eight actions by unanimous written consent. Each director attended all three meetings of our Board of Directors held during the fiscal year ended December 31, 2006.

         AUDIT COMMITTEE

         Our Board of Directors has an Audit Committee that currently consists of three Board members, Larry L. Enterline, Albert Wong and Ken Bramlett. Mr. Enterline is the chairperson of the Audit Committee. After the Annual Meeting, our Board of Directors expects to reduce the number of members of the Audit Committee from three to two. The Audit Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by our Board of Directors. The duties of the Audit Committee include meeting with our independent public accountants to review the scope of the annual audit and to review our quarterly and annual financial statements before the statements are released to our shareholders. The Audit Committee also evaluates the independent public accountants' performance and has sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification) and to determine whether the independent public accounting firm should be retained by us for the ensuing fiscal year. In addition, the Audit Committee reviews our internal accounting and financial controls and reporting systems practices. A copy of the Audit Committee's current charter may be found at our website at www.raptor-networks.com. The Audit Committee and Board of Directors have confirmed that Mr. Enterline and Mr. Bramlett meet applicable NASD listing standards for designation as an "Audit Committee Financial Expert" and being "independent" based upon their experience noted herein. The Audit Committee and Board of Directors expects that, if elected, Mr. Enterline and Mr. Bramlett will meet the applicable NASD listing standards for designation as an "Audit Committee Financial Expert" and being "independent"; however, there can be no guarantee that these persons will be elected to our Board of Directors or that, if elected, either will continue to meet such qualifications or will, in fact, be designated as our "Audit Committee Financial Expert." During the fiscal year ended December 31, 2006, the Audit Committee held five meetings and there was one action by unanimous written consent. Messrs. Wong and Enterline attended all five meetings held by the Audit Committee during the fiscal year ended December 31, 2006. Mr. Bramlett attended four of the five meetings held by the Audit Committee during the fiscal year ended December 31, 2006.

         COMPENSATION COMMITTEE

         Our Board of Directors has a Compensation Committee that currently consists of three Board members, Larry L. Enterline, Ken Bramlett and Albert Wong. Mr. Wong is currently the chairperson of the Compensation Committee. After the Annual Meeting, our Board of Directors expects to reduce the number of members of the Compensation Committee from three to two and to appoint either Mr. Bramlett or Mr. Enterline as chairperson of the Compensation Committee. The Compensation Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by our Board of Directors, a copy of which may be found at our website at www.raptor-networks.com. The Compensation Committee is responsible for advising our Board of Directors regarding our responsibilities relating to compensation of our executive officers and Board members. The Compensation Committee is also responsible for evaluating and recommending to our Board of Directors our executive compensation plans, policies and programs. The Compensation Committee establishes compensation policies applicable to our Executive Officers. During the fiscal year ended December 31, 2006, the Compensation Committee held one meeting and there were no actions by unanimous written consent.

         NOMINATING AND GOVERNANCE COMMITTEE

         Our Board of Directors has a Nominating and Governance Committee that consists of three Board members, Larry L. Enterline, Ken Bramlett and Albert Wong. Mr. Bramlett is the chairperson of the Nominating and Governance Committee. After the Annual Meeting, our Board of Directors expects to reduce the number of members of the Nominating and Governance Committee from three to two. The Nominating and Governance Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by our Board of Directors, a copy of which may be found at our website at www.raptor-networks.com. In such capacity, the Nominating and Governance Committee identifies and reviews the qualifications of candidate nominees to our Board of Directors. The Nominating and Governance Committee will consider candidate nominees for election as director who are recommended by shareholders. Recommendations should be sent to our Secretary and should include the candidate's name and qualifications and a statement from the candidate that he or she consents to being named in the Proxy Statement and will serve as a director if elected. In order for any candidate to be considered for nomination and, if nominated, to be included in the Proxy Statement, such recommendation must be received by the Secretary not less than 120 days prior to the anniversary date of our mailing of our Proxy Statement for the most recent annual meeting of shareholders.

         The Nominating and Governance Committee believes that it is desirable that directors possess an understanding of our business environment and have the knowledge, skills, expertise and such diversity of experience that our Board of Directors' ability to manage and direct our affairs and business is enhanced. Additional considerations may include an individual's capacity to enhance the ability of committees of our Board of Directors to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The Nominating and Governance Committee may receive candidate nomination suggestions from current Board members, Company executive officers or other sources, which may be either unsolicited or in response to requests from our Board of Directors for such candidates. The Nominating and Governance Committee may also, from time to time, engage firms that specialize in identifying director candidates. Once a person has been identified by our Board of Directors as a potential candidate, our Board of Directors may collect and review publicly available information regarding the person to assess whether the person should be considered further. If our Board of Directors determines that the candidate warrants further consideration, a member of our Board of Directors may contact the person. Generally, if the person expresses a willingness to be considered and to serve on our Board of Directors, our Board of Directors may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. Our Board of Directors may consider all such information in light of information regarding any other candidates that our Board of Directors might be evaluating for nomination to our Board of Directors. A member of our Board of Directors may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. With the nominee's consent, our Board of Directors may also engage an outside firm to conduct background checks on candidates as part of the nominee evaluation process. Our Board of Directors' evaluation process does not vary based on the source of the recommendation, though in the case of a shareholder nominee, our Board of Directors may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

         During the fiscal year ended December 31, 2006, the Nominating and Governance Committee did not hold any meetings and there were no actions by unanimous written consent. In compiling our Board of Directors nominees appearing in this Proxy Statement, nominee referrals as well as nominee recommendations were received from existing directors. Three of the four members of our Board of Directors are "independent" directors (as defined in Rule 4200(a)(15) of the NASD listing standards). No paid consultants were engaged by us, our Board of Directors or any of our committees for the purposes of identifying qualified, interested Board of Directors candidates.

                              CORPORATE GOVERNANCE

         Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and an additional Code of Ethics that applies to our Chief Executive Officer and our senior financial officers.

         We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-B by describing on our Internet website, located at www.raptor-networks.com, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

         Information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of our executive officers or directors serve as an officer, director or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of our Board of Directors.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

         The following section contains information about the compensation paid to our executive officers and directors during the year ended December 31, 2006.

SUMMARY COMPENSATION TABLE

         The following table provides information concerning the compensation for the year ended December 31, 2006 for our principal executive officer and our principal financial officer, who were the only persons that served as executive officers during 2006 (collectively, the "named executive officers").

                                       SUMMARY COMPENSATION TABLE - 2006
                                                                                   CHANGE IN
                                                                                    PENSION
                                                                                   VALUE AND
                                                                     NON-EQUITY   NONQUALIFIED
                                                                      INCENTIVE     DEFERRED
                                                     STOCK   OPTION     PLAN      COMPENSATION   ALL OTHER
         NAME AND                   SALARY   BONUS   AWARDS   AWARDS  COMPENSATION   EARNINGS    COMPENSATION   TOTAL
    PRINCIPAL POSITION     YEAR      ($)      ($)     ($)    ($)(1)      ($)          ($)           ($)         ($)
    ------------------     ----      ---      ---     ---    ------      ---          ---           ---         ---
Thomas M. Wittenschlaeger,
Chief Executive Officer
and President              2006  164,375(2) 70,000(3)  --    [_____]     --            --        30,613(4)    [_____]

Bob van Leyen,
Chief Financial Officer    2006  134,377(5) 30,000(6)  --    [_____]     --            --        17,983(7)    [_____]

__________________________

(1) This column represents the dollar amount recognized for financial statement reporting purposes with respect to the year ended December 31, 2006 for the fair value of stock options granted to each of our named executive officers calculated in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to these option grants, refer to Note 1 of our financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the SEC. These amounts reflect only our accounting expense for these option grants and do not correspond to the actual value that will be recognized by our named executive officers. See the Outstanding Equity Awards at December 31, 2006 table below for more information on options held by the named executive officers.
(2) Effective August 8, 2006, our Compensation Committee approved an increase to Mr. Wittenschlaeger's annual salary from $155,000 to $180,000. Mr. Wittenschlaeger's annual salary had previously been decreased from $195,000 to $155,000 in November 2004 in an effort to reduce our expense run rates.
(3)      Consists of a $70,000 cash performance bonus in August 2006.
(4) Consists of $23,730 in reimbursement of living expenses for an apartment in Southern California and $6,883 in health and life insurance premiums.
(5) Effective August 8, 2006, our Compensation Committee approved an increase to Mr. van Leyen's annual salary from $125,000 to $150,000. Mr. van Leyen's annual salary had previously been decreased from $190,000 to $125,000 in November 2004 in an effort to reduce our expense run rates.
(6) Consists of a $30,000 cash performance bonus in August 2006. (7) Consists of $17,983 in health and life insurance premiums.

EMPLOYMENT AGREEMENTS AND EXECUTIVE COMPENSATION

         There are no employment contracts, termination agreements, or change-in-control arrangements between us and any of our named executive officers. The Compensation Committee reviews and, if deemed appropriate, adjusts the annual salaries of our named executive officers on at least an annual basis. The Compensation Committee may from time to time grant performance or similar cash bonuses to our named executive officers at its discretion. The Compensation Committee may also periodically award options or warrants to our named executive officers under our existing option and incentive plans at its discretion.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

         The following table sets forth information about outstanding equity awards held by our named executive officers as of December 31, 2006.

                                     OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006
                                                                                           STOCK AWARDS
                                                                              ---------------------------------------
                                                                                                              EQUITY
                                                                                                 EQUITY     INCENTIVE
                                                                                                INCENTIVE     PLAN
                                        OPTION AWARDS                                             PLAN       AWARDS:
                     -------------------------------------------------------  NUMBER             AWARDS:    MARKET OR
                                              EQUITY                            OF     MARKET    NUMBER      PAYOUT
                                            INCENTIVE                         SHARES  VALUE OF     OF       VALUE OF
                                               PLAN                             OR     SHARES    UNEARNED   UNEARNED
                      NUMBER      NUMBER      AWARDS:                          UNITS     OR      SHARES,     SHARES,
                        OF          OF       NUMBER OF                          OF     UNITS OF    UNITS     UNITS OR
                    SECURITIES  SECURITIES   SECURITIES                        STOCK    STOCK    OR OTHER     OTHER
                    UNDERLYING  UNDERLYING   UNDERLYING                         THAT    THAT      RIGHTS      RIGHTS
                    UNEXERCISE  UNEXERCISED  UNEXERCISE  OPTION                 HAVE     HAVE      THAT        THAT
                     OPTIONS     OPTIONS      UNEARNED  EXERCISE   OPTION       NOT      NOT     HAVE NOT    HAVE NOT
                        (#)        (#)        OPTIONS    PRICE   EXPIRATION    VESTED   VESTED    VESTED      VESTED
  NAME             EXERCISABLE UNEXERCISABLE    (#)       ($)       DATE        (#)      ($)        (#)        ($)
---------------------------------------------------------------------------------------------------------------------
Thomas M.
Wittenschlaeger        233,333    116,667(1)   --        1.00    07/15/2012      --       --        --         --

Bob van Leyen           300,000         --     --        1.00    09/29/2011      --       --        --         --
__________________________

(1)      These options vest on July 15, 2007.

COMPENSATION OF DIRECTORS

         Each of our non-employee directors is entitled to receive cash compensation in the amount of $15,000 per year for service on our board of directors. We reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. We currently have a policy in place to grant each non-employee director an option to purchase shares of our common stock on the date of his or her commencement of service as a director. We may also periodically award options or warrants to our directors under our existing option and incentive plans.

                                      -14-



         The following table provides information concerning the compensation of our directors for the year ended December 31, 2006.

                                        DIRECTOR COMPENSATION

                                                                                  CHANGE
                                                                                IN PENSION
                                                                                VALUE AND
                                                                  NON-EQUITY   NONQUALIFIED
                           FEES EARNED                            INCENTIVE      DEFERRED
                             OR PAID       STOCK     OPTION          PLAN      COMPENSATION   ALL OTHER
                             IN CASH      AWARDS       AWARDS    COMPENSATION    EARNINGS    COMPENSATION    TOTAL
          NAME                 ($)          ($)        ($)(1)        ($)           ($)           ($)          ($)
          ----                 ---          ---        ------        ---           ---           ---          ---

Larry L. Enterline           15,000         --       [_____](2)       --            --            --         [_____]
Ken Bramlett                 15,000         --       [_____](3)       --            --            --         [_____]
Albert Wong                  15,000         --       [_____](4)       --            --            --         [_____]
___________________
(1)   This column represents the dollar amount recognized for financial statement reporting purposes with respect to the year ended December 31,
      2006 for the fair value of stock options granted to each of our directors calculated in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to these option grants, refer to Note 1 of our financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the SEC. These amounts reflect only our accounting expense for these option grants and do not correspond to the actual value that will be recognized by our directors.
(2)   At December 31, 2006, Mr. Enterline held options to purchase an aggregate of 100,000 shares of common stock at an exercise price of $1.00 per share, of which 58,333 options were vested at December 31, 2006.
(3)   At December 31, 2006, Mr. Bramlett held options to purchase an aggregate of 100,000 shares of common stock at an exercise price of $1.00 per share, of which 66,667 options were vested at December 31, 2006.
(4)   At December 31, 2006, Mr. Wong held options to purchase an aggregate of
      100,000 shares of common stock at an exercise price of $1.00 per share, of which 66,667 options were vested at December 31, 2006.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2006.


                                        Number of Shares to be      Weighted Average       Number of Securities
Plan Category                            Issued Upon Exercise        Exercise Price       Available for Issuance
-------------                            --------------------        --------------       ----------------------
PLANS APPROVED BY STOCKHOLDERS
   2005 Stock Plan(1)                             0                       N/A                    3,000,000

PLANS NOT APPROVED BY STOCKHOLDERS
   Non-Plan Stock Options(2)                   1,275,000                 $1.00                      N/A
   Warrants for Services(3)                    4,213,016                 $0.89                      N/A
TOTAL                                          5,488,016                 $0.92                   3,000,000

__________________________

(1)      Our 2005 Stock Plan (the "2005 Plan") was approved by our Board of
         Director's on April 7, 2005 and approved by our shareholders on June 9, 2005 at our 2005 Annual Meeting of Shareholders. Under the 2005 Stock
         Plan, options to purchase up to 3,000,000 shares of our common stock may be granted.
(2) Consists of stock options to purchase shares of our common stock granted to our employees and directors outside of a formal stock option plan. These stock options vest at the rate of 33-1/3% on each of the first, second and third anniversaries of the date of grant and expire on the eight-year anniversary of the date of grant. On January 5, 2005, our Board of Directors unilaterally repriced the exercise price of all outstanding stock options held by our employees and directors that had an exercise price greater than $1.00 per share to have a new exercise price equal to $1.00 per share.
(3) Consists of warrants to purchase shares of our common stock granted in consideration for consulting services, advisory services, placement agent services and similar services rendered to us by third parties.

                                      -15-

                             AUDIT COMMITTEE REPORT

         The Audit Committee of Raptor Networks Technology, Inc.'s Board of Directors reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and reviewed and discussed the audited consolidated financial statements of Raptor Networks Technology, Inc., both with and without management present. In addition, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and Raptor Networks Technology, Inc. that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the Audit Committee's review and discussions with management, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Raptor Networks Technology, Inc. be included in Raptor Networks Technology, Inc.'s annual report on Form 10-KSB for the fiscal year ended December 31, 2006, for filing with the SEC. The Audit Committee also recommended the appointment of Comiskey & Company, P.C. to serve as the Company's independent auditors for the year ending December 31, 2007, and the Board of Directors concurred with such selection.

                                            AUDIT COMMITTEE:

                                            Larry L. Enterline, Chairman
                                            Ken Bramlett
                                            Albert Wong

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. These officers, directors and shareholders are required by SEC regulations to furnish us with copies of all such reports that they file.

         Based solely upon a review of copies of these reports furnished to us during 2006 and thereafter, or written representations received by us from reporting persons that no other reports were required, we believe that all
Section 16(a) filing requirements applicable to our reporting persons during 2006 were complied with.

                          COMMUNICATIONS WITH DIRECTORS

         Our Board of Directors has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of our Board of Directors, or the independent directors as a group, any committee of our Board of Directors or any Chair of any such committee by mail or electronically. To communicate with our Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to our Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 1241
E. Dyer Rd., Suite 150, Santa Ana, California 92705. To communicate with any of our directors electronically, a shareholder should send an email to our
Secretary: bvanleyen@raptor-networks.com.

         All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to one or more of our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for our Board of Directors will be forwarded promptly to the addressee. In the case of communications to our Board of Directors or any group or committee of directors, our Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

       POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

         It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the time of our 2006 annual meeting of shareholders, we had four directors, one of whom was in attendance at our 2006 annual meeting of shareholders.

                                 PROPOSAL NO. 1
                                 --------------

                              ELECTION OF DIRECTORS

         Our Board of Directors currently consists of four directors: Thomas Wittenschlaeger, Ken Bramlett, Larry L. Enterline and Albert Wong. Our Board of Directors has approved an amendment to our Bylaws, to be effective as of April 30, 2007, to reduce the number of directors constituting our entire Board of Directors from four to three. Messrs. Wittenschlaeger, Bramlett and Enterline are each named as nominees for election as directors at the Annual Meeting.

         Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of Messrs. Wittenschlaeger, Bramlett and Enterline. Although it is anticipated that each nominee will be available to serve as a director, should a nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by our Board of Directors. Directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal.

         REQUIRED VOTE AND BOARD RECOMMENDATION

         Assuming a quorum is present at the Annual Meeting, the three nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THOMAS WITTENSCHLAEGER, KEN BRAMLETT AND LARRY L. ENTERLINE AS DIRECTORS.

                                 PROPOSAL NO. 2
                                 --------------

             APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION

         Our Board of Directors has adopted and recommended that our shareholders approve an amendment to our Articles of Incorporation (the "Articles"), to increase the number of authorized shares of our common stock from 110,000,000 shares to 200,000,000 shares pursuant to the Articles of Amendment to Articles of Incorporation attached to this Proxy Statement as Appendix A.

         If adopted, the amendment would become effective upon the filing of the Articles of Amendment with the Colorado Secretary of State, which would occur as soon as practicable following the Annual Meeting. The remainder of our Articles will not change. The additional authorized shares of common stock would be available for future issuance from time to time as our Board of Directors may determine.

         Presently, our Articles also authorize 5,000,000 shares of preferred stock. The approval of Proposal No. 2 will neither increase nor decrease the number of authorized shares of preferred stock.

         On March 5, 2007, we had 54,759,897 shares of common stock issued and outstanding. On that date, an additional 2,172,500 shares of common stock were reserved for issuance pursuant to options under our equity compensation plans and an additional 49,784,995 shares of common stock were reserved for issuance pursuant to issued and outstanding warrants and convertible notes, including 34,078,554 shares of common stock reserved for issuance pursuant to the senior convertible notes and the Series L-1 Warrants, the Series M-1 Warrants, the Series L-2 Warrants and the Series M-2 Warrants (collectively, the "Warrants") described below.

         REASON FOR AUTHORIZATION OF ADDITIONAL SHARES

         The primary reason for increasing our authorized level of common stock to 200,000,000 shares is to meet the requirements of the amended and restated purchase agreement described below. Our current authorized level of common stock is insufficient to cover the total number of shares issuable under the senior convertible notes and Warrants sold by us pursuant to the amended and restated purchase agreement. Among other consequences, our failure to obtain shareholder approval for the increase in our authorized level of common stock by April 30, 2007 (the date of the Annual Meeting) will result in an event of default under the senior convertible notes issued by us pursuant to the amended and restated purchase agreement.

         On July 30, 2006, we entered into a securities purchase agreement with three institutional accredited investors, which was subsequently amended and restated on January 22, 2007. Pursuant to the amended and restated purchase agreement, we issued senior convertible notes in the aggregate principal amount of approximately $8.8 million, Series L-1 Warrants to purchase an aggregate of 22,754,163 shares of our common stock, Series M-1 Warrants to purchase an aggregate of 7,395,103 shares of our common stock, Series L-2 Warrants to purchase an aggregate of 7,281,332 shares of our common stock and Series M-2 Warrants to purchase an aggregate of 2,366,433 shares of our common stock. We received aggregate gross proceeds of $6.6 million from the investors for our issuance of these securities.

         The senior convertible notes are convertible into shares of our common stock at an initial conversion price of $0.43948 per share. Based on this initial conversion price, the conversion in full of the aggregate principal amount of the senior convertible notes would result in our issuance of 20,034,834 shares of our common stock. In addition, the exercise in full of the Warrants would result in our issuance of an additional 39,797,031 shares of our common stock. Pursuant to the terms of the amended and restated purchase agreement, we have currently reserved 34,078,554 shares of our common stock for conversion of the senior convertible notes and exercise of the Warrants, which represents approximately 57% of the 59,831,865 shares issuable under the Warrants and senior convertible notes based on the initial conversion price. If the 59,831,865 shares underlying the senior convertible notes and Warrants are added to the 54,759,897 shares of common stock issued and outstanding and the 17,878,941 shares of common stock reserved for issuance pursuant to issued and outstanding options and other warrants and convertible notes as of March 5, 2007, it would result in an aggregate of 132,470,703 shares, which exceeds our current 110,000,000 authorized shares of common stock by 22,470,703 shares.

         In addition, upon shareholder approval to increase our authorized level of common stock to at least 200,000,000 shares, the amended and restated purchase agreement requires that we reserve for issuance 130% of the shares of common stock as from time to time may be issuable upon conversion in full of the senior convertible notes and exercise in full of the Warrants, which would result in our reservation of an aggregate of approximately 77,781,425 shares (130% of 59,831,865 shares) of common stock for the senior convertible notes and Warrants based on the initial $0.43948 conversion price of the senior convertible notes. Adding 77,781,425 shares to the 54,759,897 shares of common stock issued and outstanding and the 17,878,941 shares of common stock reserved for issuance pursuant to issued and outstanding options and other warrants and convertible notes as of March 5, 2007, would result in an aggregate of 150,420,263 shares of our common stock issued or reserved for issuance, which exceeds our current 110,000,000 authorized shares of common stock by 40,420,263 shares.

         Upon the satisfaction of certain conditions, we are permitted to pay principal payments and certain interest payments under the senior convertible notes in shares of our common stock, with the value our common stock used to make such payments based on the lower of the then applicable conversion price or a discount to the volume weighted average market price of our common stock calculated during a certain period prior to or after the payment of principal and/or interest. In addition, the initial conversion price of the senior convertible notes and the initial exercise price of the Warrants are subject to downward anti-dilution adjustments in most cases where we issue securities at a purchase, exercise or conversion price that is less than the then-applicable conversion price of the senior convertible notes or exercise price of the Warrants. The Warrants further provide that the number of shares issuable under the Warrants increase in the event of such a reduction in exercise price. As such, a downward adjustment of the conversion price of the senior convertible notes or exercise price of the Warrants, or our payment of principal and/or interest payments at a time when the volume weighted average market price of our common stock is at or less than the then-applicable conversion price, in each case could result in us issuing substantially more shares of our common stock under the senior convertible notes and Warrants than the 59,831,865 shares referenced above.

         Pursuant to the terms of the amended and restated purchase agreement, in an effort to ensure sufficient authorized common stock for conversion in full of the senior convertible notes and exercise in full of the Warrants, we have agreed to seek shareholder approval to increase our authorized level of common stock to at least 200,000,000 shares on or before April 30, 2007 (the date of the Annual Meeting). If shareholder approval is not obtained on or before April 30, 2007, the amended and restated purchase agreement requires that we continue to hold shareholder meetings every six months until shareholder approval for the increase in authorized common stock is approved.

         Among other things, our failure to obtain shareholder approval for the increase in our authorized level of common stock to 200,000,000 shares by April 30, 2007 will result in an event of default under the senior convertible notes. Among other rights of the investors, upon an event of default the senior convertible note holders are entitled to redeem all or any portion of the senior convertible notes at a significant discount to the lower of then applicable conversion-price or the market price of our common stock determined as of certain periods prior to or after the event of default. An event of default will also cause the interest rate of the senior convertible notes (which was 9.25% per annum as of March 5, 2007) to increase to 15% per annum.

         In addition to the requirements of the amended and restated purchase agreement and related senior convertible notes and Warrants discussed above, we believe approval of the proposed increase in our authorized level of common stock is necessary to enable us to respond to our future financing and business requirements involving the issuance of shares, including consummation of common stock-based financings, acquisition transactions involving the issuance of common stock, issuances of common stock under our equity compensation plans, stock splits or dividends and issuances of common stock for other general corporate purposes.

         In particular, if we do not experience a significant increase in revenues by June 30, 2007, we expect that additional capital will need to be raised to fund our continuing operations. In such event, we plan to utilize a significant portion of the shares that would become available upon approval of the increase in authorized common stock to engage in one or more additional private placements of common stock, warrants to purchase common stock, convertible notes or other equity-based securities to raise additional capital. However, we currently have no commitments for a future private placement or similar financing and there can be no assurance that we will be able to obtain requisite financing on acceptable terms, if at all. In addition, the terms of the amended and restated purchase agreement and senior convertible notes discussed above restrict our ability to engage in additional financing activities without the prior approval of the holders of the senior convertible notes and there can be no assurance that the senior convertible note holders will approve additional financing activities, if any.

         Approval of the proposed amendment to our Articles to increase our authorized level of common stock will also allow us to act promptly in the event opportunities requiring the issuance of additional shares arise. Failure of our shareholders to approve the proposed amendment would adversely affect our ability to pursue such opportunities and effectively eliminate future issuances of our common stock until such time as additional shares are authorized.

         The additional authorized shares of common stock that would become available if this proposed amendment is approved by our shareholders may be issued from time to time as our Board of Directors may determine, without prior notice to or further action of our shareholders, except in situations where shareholder approval is otherwise required by law or regulation. The issuance of any or all of these additional authorized shares of common stock would cause dilution to the voting rights and earnings per share of our outstanding shares of common stock. Our Board of Directors believes, however, that approval of the proposed increase in the number of authorized shares of our common stock is in the best interests of us and our shareholders since it would allow us to comply with certain of our obligations under the amended and restated purchase agreement and related senior convertible notes and facilitate the financings, corporate transactions and other corporate purposes stated above.

         Our Board of Directors may, in the future, be able to use the additional authorized shares of common stock as a defensive tactic against hostile takeover attempts by issuing additional shares under a shareholder rights plan, in a private placement or other transaction that causes substantial dilution to a person or group that attempts to acquire control of us through a merger or tender offer on terms or in a manner not approved by our Board of Directors, whether or not our shareholders view the change in control, merger or tender offer as favorable. We believe that the authorization of such additional shares of common stock will have no current anti-takeover effect, because no hostile takeover attempts are, to our management's or Board of Director's knowledge, currently threatened.

         We have a number of anti-takeover defenses. For example, consistent with the Colorado Business Corporation Act, we do not have cumulative voting provisions in either our Bylaws or our Articles. Also, our Articles authorize 5,000,000 shares of preferred stock. The affirmative vote of the holders of a majority of our common stock is required to designate one or more series of preferred stock and to fix the number of shares, designations, preferences, powers, and relative, participating, optional or other special rights and the qualifications or restrictions thereof. Thereafter, our Board of Directors has the authority to issue the preferred stock from time to time without any further action by our stockholders. The rights of the holders of our common stock are subject to and may be adversely affected by the rights of the holders of any preferred stock that we may issue in the future. The issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock, which would delay, defer or prevent a change in control of the Company. Furthermore, preferred stock may have other rights, including economic rights, senior to common stock.

         Our shareholders have no preemptive right to acquire additional shares of common stock, which means that current shareholders do not have a right to purchase any new issue of shares of common stock in order to maintain their proportionate ownership interests in us.

         A copy of the proposed form of our Articles of Amendment to Articles of Incorporation authorizing 200,000,000 shares of common stock is attached to this Proxy Statement as Appendix A.

         REQUIRED VOTE AND BOARD RECOMMENDATION

         Assuming the holders of common stock entitled to cast a majority of the total votes of the outstanding shares of common stock entitled to vote on this proposal, represented in person or by proxy, are present at the Annual Meeting, this proposal will be approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED LEVEL OF OUR COMMON STOCK.

                                 PROPOSAL NO. 3
                                 --------------

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has appointed the firm of Comiskey & Company, P.C. ("Comiskey & Company") as our independent certified public accountants for the fiscal year ending December 31, 2007, and our Board of Directors requests our shareholders to ratify this appointment. Although shareholder approval of the selection of the independent public accountant is not required by law, we have determined that it is desirable to request the ratification of our shareholders of the Audit Committee's appointment of Comiskey & Company as our independent public accountant for the year ending December 31, 2007. In the event that our shareholders do not ratify the selection of Comiskey & Company as our independent public accountants, the Audit Committee will consider the selection of another independent public accounting firm.

         A representative of Comiskey & Company is not expected to be present at the Annual Meeting. Shareholder inquiries of Comiskey & Company during the Annual Meeting will be noted by us and delivered to Comiskey & Company for response.

         ACCOUNTING FEES

         The Audit Committee's policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee considers whether the performance of any service by our independent accountants is compatible with maintaining such accountant's independence.

         The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2006 and December 31, 2005 by our accountants, Comiskey & Company.

                                          FISCAL 2006             FISCAL 2005
                                          -----------             -----------
         Audit Fees(1)                  $      17,596             $    19,023

         Audit-Related Fees(2)          $       1,170             $       364

         Tax Fees(3)                    $       2,200             $     3,000

         All Other Fees(4)              $           0             $         0
________________
(1) AUDIT FEES consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Comiskey & Company in connection with statutory and regulatory filings or engagements.

(2) AUDIT-RELATED FEES consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to due diligence services pertaining to potential business acquisitions/disposition; and consultation regarding accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standard or interpretation by the SEC, FASB or other regulatory or standard-setting bodies as well as general assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act of 2002.

(3) TAX FEES consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance, planning and advice.

(4) ALL OTHER FEES consist of fees for products and services other than the services reported above.

         In selecting Comiskey & Company, the Audit Committee considered Comiskey & Company's qualifications as independent public accountants. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee's review also included matters required to be considered under the SEC's rules on auditor independence, including the nature and extent of non-audit services, to ensure that the auditor's independence will not be impaired. The Audit Committee has considered and determined that Comiskey & Company's provision of non-audit services to us during 2006 is compatible with and did not impair Comiskey & Company's independence.

REQUIRED VOTE AND BOARD RECOMMENDATION

         Although shareholder ratification is not required for our appointment of Comiskey & Company as our independent public accountants for the fiscal year ending December 31, 2007, our Board of Directors has directed that this appointment be submitted to our shareholders for ratification at the Annual Meeting. Assuming the holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on this proposal, represented in person or by proxy, are present at the Annual Meeting, this proposal will be ratified and approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COMISKEY & COMPANY, P.C. TO SERVE AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

                                  ANNUAL REPORT

         A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 accompanies this Proxy Statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

                            PROPOSALS OF SHAREHOLDERS

         Pursuant to Rule 14a-8 under the Exchange Act, proposals by shareholders which are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting of shareholders must be received by us by [December 3, 2007] in order to be considered for inclusion in our proxy materials. Such proposals should be addressed to our Secretary at our corporate headquarters and may be included in next year's proxy materials if they comply with certain rules and regulations of the SEC governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be received by our Secretary at our corporation headquarters no later than [February 14, 2008]. Each shareholder notice must also comply with certain other requirements set forth in our Bylaws, a copy of which may be obtained by written request delivered to our Secretary.

                                  OTHER MATTERS

         Our Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournments or postponements thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

         OUR SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                      By Order of the Board of Directors,

                                      RAPTOR NETWORKS TECHNOLOGY, INC.



                                      -------------------------------------
                                      Bob van Leyen,
                                      Chief Financial Officer and Secretary

Santa Ana, California
March [30], 2007

OUR SHAREHOLDERS MAY OBTAIN FREE OF CHARGE AN ADDITIONAL COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO:
INVESTOR RELATIONS, RAPTOR NETWORKS TECHNOLOGY, INC., 1241 E. DYER ROAD, SUITE 150, SANTA ANA, CALIFORNIA 92705 OR CALL 949-623-9305.

                                                                      APPENDIX A


                            ARTICLES OF AMENDMENT TO
                       ARTICLES OF INCORPORATION (PROFIT)
                                       OF
                        RAPTOR NETWORKS TECHNOLOGY, INC.

         Pursuant to Section 7-110-106 and Part 3 of Article 90 of Title 7, Colorado Revised Statutes (C.R.S.), these Articles of Amendment to its Articles of Incorporation are delivered to the Colorado Secretary of State for filing.

         1. The current name of the corporation is: RAPTOR NETWORKS TECHNOLOGY, INC.

         2. The date the following amendments to the Articles of Incorporation was adopted is: _____________, 2007.

         3. The text of each amendment adopted:

                  Stock Class: Common, Authorized Shares: 200,000,000. Stock Class: Preferred, Authorized Shares: 5,000,000.

         4. This amendment was adopted as follows: The number of shares cast for the amendments by each voting group entitled to vote separately on the amendments was sufficient for approval by that voting group - Adopted by the shareholders.

         5. Effective date: To be effective upon filing.

         6. The names and mailing address of the individual who cause this document to be delivered for filing and to whom the Secretary of State may deliver notice if filing of this document is refused, are:

                  Bob van Leyen
                  Chief Financial Officer
                  Raptor Networks Technology, Inc.
                  1241 East Dyer Road, Suite 150
                  Santa Ana, CA 92705

                                    RAPTOR NETWORKS TECHNOLOGY, INC.

                                     By:_______________________________________
                                         Bob van Leyen, Chief Financial Officer

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2007

         The undersigned hereby appoints Thomas M. Wittenschlaeger and Bob van Leyen, and each of them, individually, the attorney, agent and proxy of the undersigned, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of Raptor Networks Technology, Inc. held of record by the undersigned on March 23, 2007, at the annual meeting of shareholders to be held at our executive offices at 1241 E. Dyer Road, Suite 150, Santa Ana, California 92705 on April 30, 2007, at 8:00 A.M., Pacific Time, and at any and all adjournments or postponements thereof.


1.       To elect three directors as follows (circle one):


FOR                                       WITHHOLD AUTHORITY
---                                       ------------------
approval of the election of the           to vote for the nominees listed below.
nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

                  Thomas M. Wittenschlaeger

                  Ken Bramlett

                  Larry L. Enterline

2. To approve an amendment to the Company's Articles of Incorporation to increase the authorized level of its Common Stock (circle one).

                                FOR               AGAINST               ABSTAIN


3. To ratify the appointment of Comiskey & Company, P.C. as the Company's independent public accountant for the fiscal year ending December 31, 2007 (circle one).

                                FOR               AGAINST               ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                 Dated:________________________________, 2007
                                 Name:_______________________________________
                                 Common Shares: _____________________________
                                 ____________________________________________
                                 Signature
                                 ____________________________________________
                                 Signature (if jointly held)

                                 Please sign exactly as name appears in the records of Raptor Networks Technology, Inc. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                  END OF FILING